Exhibit 10.2
EXECUTION COPY
REGISTRATION RIGHTS AGREEMENT
          This Registration Rights Agreement (this “Agreement”) is made and entered into as of August 6, 2007, among Marshall Edwards, Inc., a Delaware corporation (the “Company”), and the purchasers signatory hereto (each such purchaser is a “Purchaser” and, collectively, the “Purchasers”).
          This Agreement is made pursuant to the Securities Subscription Agreement, dated as of August 1, 2007, among the Company and the Purchasers (the “Purchase Agreement”).
          The Company and the Purchasers hereby agree as follows:
     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
     “Advice” shall have the meaning set forth in Section 7(c).
     “Common Stock” means the common stock of the Company, par value $0.00000002, and any other class of securities into which such shares may hereafter have been reclassified or changed.
     “Effectiveness Date” means the 90th calendar day following the Closing, extended by a period of 30 additional days if the Commission reviews the Registration Statement, provided, however, in the event that the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to the Registration Statement shall be the tenth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.
     “Effectiveness Period” shall have the meaning set forth in Section 2(a).
     “Filing Date” means the 5th calendar day following the filing of the Company’s Form 10-K for the year ended June 30, 2007.
     “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
     “Indemnified Party” shall have the meaning set forth in Section 6(c).
     “Indemnifying Party” shall have the meaning set forth in Section 6(c).
     “Liquidated Damages” shall have the meaning set forth in Section 2(b).
     “Losses” shall have the meaning set forth in Section 6(a).
     “Permitted Shares” means that number of (i) Shares, (ii) Warrant Shares and (iii) Common Stock issued or issuable upon any stock split, dividend or other distribution,

recapitalization or similar event with respect to the foregoing that the Commission permits the Company to register for resale.
     “Plan of Distribution” shall have the meaning set forth in Section 2(a).
     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
     “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Registrable Securities” means all of the Permitted Shares until, in the case of any such security, (A) the earliest of (1) its effective registration under the Securities Act and resale in accordance with the Registration Statement covering it, (2) expiration of the holding period that would be applicable thereto under Rule 144(k) to a sale by a non-Affiliate of the Company or (3) its sale to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, and (B) as a result of the event or circumstance described in any of the foregoing clauses (A)(1) through (3), the legend with respect to transfer restrictions therein is removed or removable in accordance with the terms of such legend.
     “Registration Statement” means the registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
     “Registration Default” shall have the meaning set forth in Section 2(b).
     “Registration Default Date” shall have the meaning set forth in Section 2(b).
     “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.
     “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

     “Selling Security Holder Questionnaire” shall mean the Questionnaire attached to this form as Annex B.
     “Shares” shall mean the Common Stock issued pursuant to the Purchase Agreement.
     “Warrants” shall mean the warrants to purchase Common Stock issued pursuant to the Purchase Agreement.
     “Warrant Shares” shall mean the Common Stock issuable upon exercise of the Warrants.
     2. Shelf Registration.
     (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission the Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by the Holders) substantially the “Plan of Distribution” attached hereto as Annex A. Not less than three business days prior to filing of the Registration Statement, the Company shall provide each Holder with a copy of the Registration Statement proposed to be filed and shall consider all appropriate comments that are timely provided by such Holder with respect to the Registration Statement. Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its commercially reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”). The Company shall notify the Holders via facsimile or electronic mail of the effectiveness of the Registration Statement within three Trading Days of the Company telephonically confirming effectiveness with the Commission. The Company shall, by 9:30 AM Eastern Time on the Trading Day that is three Trading Days after the Effective Date (as defined in the Purchase Agreement), file a Form 424(b)(5) with the Commission. Each Holder agrees to furnish to the Company a completed Selling Security Holder Questionnaire simultaneously with the execution of this Agreement.
     (b) If (i) the Registration Statement is not filed on or prior to the Filing Date, or (ii) the Registration Statement covering the Registrable Shares ceases to be effective or usable at any time during the Effectiveness Period (without being succeeded on the same date immediately by a post-effective amendment or supplement to the Registration Statement that cures such failure and that is itself, in the case of a post-effective amendment, declared effective within ten Trading Days of filing with the Commission) or the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for twenty consecutive Trading Days or in any individual case an aggregate of thirty Trading Days during any twelve-month period (which need not be consecutive Trading Days) (any of the foregoing being a “Registration Default” and for purposes of clause (i) the date on which such Registration Default occurs, or for purposes of clause (ii) the date on which such twenty or thirty Trading Day period, as applicable, is exceeded, each being a “Registration Default Date”) then, subject to Section 3, the Company shall pay to each Holder an amount in cash, as liquidated damages and not a penalty (“Liquidated Damages”) equal to 1% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Shares then held by such Holder per month of time between the Registration Default Date and the date such Registration Default is cured, prorated for any period less than one month; provided that such Liquidated Damages paid to each Holder may not exceed more than 10% of the purchase price paid by such Holder for its Registrable Securities. The foregoing represents the sole monetary remedy to any Holder in connection with any Registration Default. In no event shall the Company be required to pay Liquidated Damages in excess of the applicable amount set forth above, regardless of whether one or multiple Registration Defaults exists. The Company shall pay the Holders any Liquidated Damages accrued for the first month after a Registration Default Date within seven calendar days after the end of such month, and any Liquidated Damages accrued for any subsequent month within seven calendar days after the end of such month. If the Company fails to pay any Liquidated Damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 8% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. A Registration Default under clause (i) above shall be cured on the date that the Registration Statement is filed with the SEC and a Registration Default under clause (ii) above shall be cured on the date that the Registration Statement covering the Permitted Shares is declared effective by the SEC or is otherwise usable. Notwithstanding the foregoing, no Liquidated Damages shall accumulate as to any Registrable Security from and after the earlier of (x) the date such security is no longer a Registrable Security and (y) expiration of the Effectiveness Period. Further, each Holder acknowledges that it is aware of the possibility that the Commission may not permit the registration of some or all (i) Shares, (ii) Warrant Shares or (iii) Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, at no fault of the Company in which case, no Liquidated Damages will accumulate as to such securities other than the Permitted Shares.
     (c) If the Commission does not permit the registration of some or all (i) Shares, (ii) Warrant Shares or (iii) Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, the Permitted Shares shall include, and the Company shall cover in the Registration Statement, securities in the following order: (x) first, such amount of Shares as the Commission shall permit, with the Holders thereof participating in such registration on a pro rata basis in accordance with the percentage of Shares purchased by each such Holder pursuant to the Purchase Agreement; and (y) second, such amount of Warrant Shares as the Commission shall permit, with the Holders thereof participating in such registration on a pro rata basis in accordance with the percentage of Warrants issued to each such Holder pursuant to the Purchase Agreement.
     3. Registration Procedures.
          In connection with the Company’s registration obligations hereunder, the Company shall:
     (a) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.
     (b) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is filed; and (B) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that any and all of such information provided pursuant to clause (v) above shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provide, further, notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.
     (c) Use its commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.
     (d) Furnish to each Holder, upon written request of such Holder, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference).
     (e) Promptly deliver to each Holder, upon written request of such Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(b).
     (f) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

     (g) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.
     (h) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 3(b) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of the Registration Statement and Prospectus for a period not to exceed 90 days (which need not be consecutive days) in any 365 day period.
     (i) Comply with all applicable rules and regulations of the Commission and the Trading Market.
     (j) The Company may require each selling Holder to furnish to the Company (i) a certified statement as to the number of shares of Common Stock beneficially owned by such Holder, (ii) if required by the Commission, the person thereof that has voting and dispositive control over the Shares and (iii) any further information required by the Commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Registration Default that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.
     4. Holder’s Obligations. Each selling Holder agrees, by acquisition of the Registrable Securities, that no selling Holder shall be entitled to sell any of such Registrable Securities pursuant to the Registration Statement or to receive the Prospectus relating thereto, or to receive Liquidated Damages, if any, of the type described in Section 2(b) in respect of the

Registrable Securities, unless the selling Holder has previously furnished the Company at least five Trading Days prior to the selling Holder’s proposed sale with a Selling Security Holder Questionnaire as required by Section 2(a) (including the information required to be included in such Selling Security Holder Questionnaire). Any sale of any Registrable Securities by any selling Holder shall constitute a representation and warranty by the selling Holder that the information relating to the selling Holder and its plan of distribution is as set forth in the Prospectus delivered by the selling Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of material fact provided by the selling Holder and that the Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by the selling Holder necessary to make the statements in the Prospectus, in light of the circumstances in which they are made, not misleading.
     5. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock are then listed for trading and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses for a Holder if the printing of prospectuses is reasonably requested by such Holder); (iii) messenger, telephone and delivery expenses related to the Company’s obligations hereunder; (iv) fees and disbursements of counsel for the Company; (v) Securities Act liability insurance, if the Company so desires such insurance; and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder, including all fees and expenses of the depositary. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for in the Transaction Documents including Section 5.1 of the Purchase Agreement, any legal fees or other costs of the Holders.
     6. Indemnification.
     (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Ordinary Shares), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, partners, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (a) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities as set forth in Annex A hereto or any changes to Annex A hereto that are expressly approved in writing by such Holder expressly for, use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (b) in the case of an occurrence of an event of the type specified in Section 3(b)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(c); (ii) any violation by the Company of the Securities Act, or any other law, including, without limitation, any state securities laws, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement; or (iii) any material violation of this Agreement by the Company, its agents or representatives. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.
     (b) Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses as to the extent arising solely out of or based solely upon (i) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act; or (ii) upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of

Registrable Securities as set forth in Annex A hereto or any changes to Annex A hereto that are expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(b)(ii)-(v), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 7(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities covered by such Registration Statement giving rise to such indemnification obligation.
     (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.
     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding; (3) the Indemnifying Party shall have failed promptly to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (4) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
     The Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified

Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.
     (d) Contribution. If the indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.
     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.
     The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
     7. Miscellaneous.
     (a) Remedies. Subject to Section 2(b), (i) in the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement and (ii) the Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate
     (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.
     (c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b)(ii) through Section 3(c)(v), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b). The Company will use its commercially reasonable best efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable.
     (d) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 7(d) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.
     (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
     (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.
     (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable Securities. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.
     (h) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement.
     (i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.
     (j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.
     (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
     (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
     (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (n) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.
****************************

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

MARSHALL EDWARDS, INC.
By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDER TO
REGISTRATION RIGHTS AGREEMENT]
IN WITNESS WHEREOF, the undersigned have caused this Registration Rights Agreement to be duly executed by their respective authorized signatories as of the date first written above.

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

[SIGNATURE PAGES CONTINUE]

Annex A
Plan of Distribution
     The selling security holders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock being offered under this prospectus on any stock exchange, market or trading facility on which shares of our common stock are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling security holders may use any one or more of the following methods when disposing of shares:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resales by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that the registration statement of which this prospectus is a part is declared effective by the Commission;

•	broker-dealers may agree with the selling security holders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any of these methods of sale; and

•	any other method permitted pursuant to applicable law.
     The shares may also be sold under Rule 144 under the Securities Act of 1933, as amended (“Securities Act”), if available, rather than under this prospectus. The selling security holders have the sole and absolute discretion not to accept any purchase offer or make any sale of shares if they deem the purchase price to be unsatisfactory at any particular time.
     The selling security holders may pledge their shares to their brokers under the margin provisions of customer agreements. If a selling security holder defaults on a margin loan, the broker may, from time to time, offer and sell the pledged shares.
     Broker-dealers engaged by the selling security holders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling security holders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, which commissions as to a particular broker or dealer may be in excess of customary commissions to the extent permitted by applicable law.

     If sales of shares offered under this prospectus are made to broker-dealers as principals, we would be required to file a post-effective amendment to the registration statement of which this prospectus is a part. In the post-effective amendment, we would be required to disclose the names of any participating broker-dealers and the compensation arrangements relating to such sales.
     The selling security holders and any broker-dealers or agents that are involved in selling the shares offered under this prospectus may be deemed to be “underwriters” within the meaning of the Securities Act in connection with these sales. Commissions received by these broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Any broker-dealers or agents that are deemed to be underwriters may not sell shares offered under this prospectus unless and until we set forth the names of the underwriters and the material details of their underwriting arrangements in a supplement to this prospectus or, if required, in a replacement prospectus included in a post-effective amendment to the registration statement of which this prospectus is a part.
     The selling security holders and any other persons participating in the sale or distribution of the shares offered under this prospectus will be subject to applicable provisions of the Exchange Act, and the rules and regulations under that act, including Regulation M. These provisions may restrict activities of, and limit the timing of purchases and sales of any of the shares by, the selling security holders or any other person. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and other activities with respect to those securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. All of these limitations may affect the marketability of the shares.
     If any of the shares of common stock offered for sale pursuant to this prospectus are transferred other than pursuant to a sale under this prospectus, then subsequent holders could not use this prospectus until a post-effective amendment or prospectus supplement is filed, naming such holders. We offer no assurance as to whether any of the selling security holders will sell all or any portion of the shares offered under this prospectus.
     We have agreed to pay all fees and expenses we incur incident to the registration of the shares being offered under this prospectus. However, each selling security holder and purchaser is responsible for paying any discounts, commissions and similar selling expenses they incur.
     We and the selling security holders have agreed to indemnify one another against certain losses, damages and liabilities arising in connection with this prospectus, including liabilities under the Securities Act.

Annex B
Marshall Edwards, Inc.
Selling Security Holder Notice and Questionnaire
     The undersigned beneficial owner of common stock, par value $0.00000002 (the “Common Stock”), of Marshall Edwards, Inc., a Delaware corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of August ___, 2007 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
     Certain legal consequences arise from being named as a selling security holder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Registration Statement and the related prospectus.
NOTICE
     The undersigned beneficial owner (the “Selling Security Holder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE

1.	Name.
	(a)	Full Legal Name of Selling Security Holder:

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Security Holder:

Telephone:

Fax:

Contact Person:

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:
(a)	Are you a broker-dealer?

Yes ☐ No ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services of the Company.

Yes ☐ No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Security Holder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Security Holder:

6.	Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

     The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.
     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.
     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:

Name:
Title:
PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:
Jodi L. Lashin
Morgan, Lewis & Bockius LLP
101 Park Avenue
New York, New York 10178-0060
Phone: 212-309-6334
Fax: 212-309-6001
E-mail: jlashin@morganlewis.com